AMENDMENT NO. 20

TO THE

THIRD AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS A, A2, C, INVESTOR CLASS, P, R, S, SERIES II SHARES, CASH RESERVE SHARES and

CLASSES OF SHARES OF AIM TREASURER’S SERIES TRUST

(INVESCO TREASURER’S SERIES TRUST) AND SHORT-TERM INVESTMENTS TRUST

(COMPENSATION)

The 3rd Amended and Restated Master Distribution Plan (the “Plan”), dated as of July 1, 2016, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, dated August 5, 2020, as follows:

WHEREAS, the parties agree to amend the Agreement to (i) remove Invesco Global Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds), and Invesco Global Opportunities Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), effective August 5, 2020, and (ii) change the name of Invesco Floating Rate Fund to Invesco Floating Rate ESG Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), effective August 21, 2020;

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

Compensation Plan

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Core Plus Bond Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Floating Rate ESG Fund	Class A Class C Class R	0.25 0.50 0.50	% % %	0.25 0.25 0.25	% % %	0.25 0.75 0.50	% % %

Invesco Global Real Estate Income Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

Invesco Low Volatility Equity Yield Fund	Class A Class C Class R Investor	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Counselor Series Trust (Invesco Counselor Series Trust) continued

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee

Invesco Oppenheimer Senior Floating Rate Plus Fund	Class R	0.50%	0.25%	0.50%

Invesco Short Duration High Yield Municipal Fund	Class C	0.75%	0.25%	1.00%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Charter Fund	Class A Class C Class R Class S	0.25 0.75 0.50 0.00	% % % %	0.25 0.25 0.25 0.15	% % % %	0.25 1.00 0.50 0.15	% % % %

Invesco Diversified Dividend Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Summit Fund	Class A Class C Class P Class R Class S	0.25 0.75 0.00 0.50 0.00	% % % % %	0.25 0.25 0.10 0.25 0.15	% % % % %	0.25 1.00 0.10 0.50 0.15	% % % % %

Invesco Oppenheimer Main Street Fund	Class S	0.00%		0.15%		0.15%

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco European Small Company Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

Invesco Global Core Equity Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco International Small Company Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

Invesco Small Cap Equity Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Balanced-Risk Retirement Now Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Balanced-Risk Retirement 2020 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Balanced-Risk Retirement 2030 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Balanced-Risk Retirement 2040 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Balanced-Risk Retirement 2050 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Select Risk: Moderately Conservative Investor Fund	Class A Class C Class R Class S	0.25 0.75 0.50 0.00	% % % %	0.25 0.25 0.25 0.15	% % % %	0.25 1.00 0.50 0.15	% % % %

Invesco Global Low Volatility Equity Yield Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Select Risk: Growth Investor Fund	Class A Class C Class R Class S	0.25 0.75 0.50 0.00	% % % %	0.25 0.25 0.25 0.15	% % % %	0.25 1.00 0.50 0.15	% % % %

AIM Growth Series (Invesco Growth Series) continued

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Income Allocation Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Select Risk: Moderate Investor Fund	Class S	0.00%		0.15%		0.15%

Invesco Small Cap Growth Fund	Class R	0.50%		0.25%		0.50%

Invesco Peak Retirement™ 2015 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2020 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2025 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2030 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2035 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2040 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2045 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

AIM Growth Series (Invesco Growth Series) continued

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Peak Retirement™ 2050 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2055 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2060 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ 2065 Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Peak Retirement™ Now Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Quality Income Fund	Class R	0.50%		0.25%		0.50%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Asia Pacific Growth Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

Invesco European Growth Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Global Growth Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

Invesco MSCI World SRI Index Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco International Select Equity Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco International Core Equity Fund	Class A Class C Class R Investor	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Growth Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Select Opportunities Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco All Cap Market Neutral Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %
Invesco Balanced-Risk Allocation Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Balanced-Risk Commodity Strategy Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Greater China Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

Invesco Developing Markets Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

Invesco Emerging Markets Select Equity Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Endeavor Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Health Care Fund	Class A Class C Investor	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Global Infrastructure Fund	Class C Class R	0.75 0.50	% %	0.25 0.25	% %	1.00 0.50	% %

Invesco Macro Allocation Strategy Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Global Targeted Returns Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

AIM Investment Funds (Invesco Investment Funds) continued

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Oppenheimer SteelPath MLP Select 40 Fund	Class R	0.50%		0.25%		0.50%
Invesco Oppenheimer SteelPath MLP Alpha Fund	Class R	0.50%		0.25%		0.50%

Invesco Oppenheimer SteelPath MLP Income Fund	Class R	0.50%		0.25%		0.50%

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	Class R	0.50%		0.25%		0.50%

Invesco Multi-Asset Income Fund	Class C Class R	0.75 0.50	% %	0.25 0.25	% %	1.00 0.50	% %

Invesco Select Companies Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco World Bond Factor Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Corporate Bond Fund	Class R	0.50%		0.25%		0.50%

Invesco Global Real Estate Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Government Money Market Fund	Class C Cash Reserve Shares Class R	0.65 0.15 0.40	% % %	0.25 0.15 0.25	% % %	0.75 0.15 0.40	% % %

Invesco High Yield Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

Invesco Oppenheimer Government Money Market Fund	Cash Reserve Shares Class C Class R	0.15 0.75 0.50	% % %	0.15 0.25 0.25	% % %	0.15 1.00 0.50	% % %

Invesco Real Estate Fund	Class C Class R	0.75 0.50	% %	0.25 0.25	% %	1.00 0.50	% %

Invesco Short Duration Inflation Protected Fund	Class A Class A2	0.25 0.15	% %	0.25 0.15	% %	0.25 0.15	% %

Invesco Short Term Bond Fund	Class C Class R	0.40 0.50	% %	0.25 0.25	% %	0.65 0.50	% %

Invesco Income Fund	Class A Class C Class R	0.25 0.75 0.50	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.50	% % %

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Dividend Income Fund	Class C Class R Investor	0.75 0.50 0.25	% % %	0.25 0.25 0.25	% % %	1.00 0.50 0.25	% % %

Invesco Energy Fund	Class A Class C Investor	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Small Cap Value Fund	Class R	0.50%		0.25%		0.50%

Invesco Value Opportunities Fund	Class R	0.50%		0.25%		0.50%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Limited Term Municipal Income Fund	Class A Class C	0.25 0.75	% %	0.25 0.25	% %	0.25 1.00	% %

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Premier Portfolio	Personal Investment Class Private Investment Class Reserve Class Resource Class	0.55 0.30 0.87 0.16	% % % %	0.25 0.25 0.25 0.16	% % % %	0.55 0.30 0.87 0.16	% % % %

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee

Invesco V.I. American Franchise Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. American Value Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Comstock Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Diversified Dividend Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Core Plus Bond Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Equally-Weighted S&P 500 Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Equity and Income Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Global Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Health Care Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Global Real Estate Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Government Money Market Fund	Series II	0.25%	0.25%	0.25%

Invesco V. I. Government Securities Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Growth and Income Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. High Yield Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. International Growth Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Managed Volatility Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Mid Cap Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. S&P 500 Index Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Small Cap Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Technology Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Value Opportunities Fund	Series II	0.25%	0.25%	0.25%

Invesco Management Trust

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee

Invesco Conservative Income Fund	Class A	0.10%	0.10%	0.10%

Short-Term Investments Trust

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Government & Agency Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %

Invesco Liquid Assets Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.20	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.20	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.20	% % % % % %

Invesco STIC Prime Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %

Invesco Tax-Free Cash Reserve Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %

Invesco Treasury Obligations Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %

Invesco Treasury Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %”

Notes

*	Distribution Fees may also include Asset Based Sales Charges